                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 16, 2004


                  CHASE CREDIT CARD OWNER TRUST, SERIES 2003-1
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)



         United States                 333-84400                22-2382028
----------------------------   -------------------------    ------------------
(State or other jurisdiction   (Commission File Numbers)       (IRS Employer
of incorporation)                                           Identification No.)


        White Clay Center, Building 200, Newark, DE             19711
        -------------------------------------------         -------------
        (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Credit Card Owner Trust, Series 2003-1 ("Series 2003-1"), which issued multiple classes of Asset Backed Notes.

         On August 16, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Notes of Series 2003-1 contemplated by the related Indenture. A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

              Exhibits       Description
              ----------     -----------

              20.1 Monthly Noteholders Statement with respect to the August 16, 2004 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 16, 2004

                                      By: CHASE MANHATTAN BANK USA,
                                      NATIONAL ASSOCIATION,
                                      as Administrator


                                      By:  /s/ Patricia M. Garvey
                                      -----------------------------------
                                      Name:  Patricia M. Garvey
                                      Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.            Description
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20.1                   Monthly Statement to Noteholders on August 16, 2004